UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2009

FIRSTPLUS FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-13753	75-2561085
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

3965 Phelan Boulevard Suite 209 Beaumont, Texas 77707 (Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (409) 363-0695

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01. Other Events.

On April 6, 2009 FirstPlus Financial Group, Inc. issued a press release announcing a distribution to shareholders from the FirstPlus Financial Group, Inc. Grantor Trust. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

99.1 Press Release dated April 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTPLUS FINANCIAL GROUP, INC.

Date: April 6, 2009	By:	/s/Gary D. Alexander
Name: Gary D. Alexander
Title: Acting Chief Financial Officer

Exhibit 99.1

Exhibit 99.1 Press Release dated April 6, 2009

FIRSTPLUS FINANCIAL GROUP, INC. ANNOUNCES SHAREHOLDER DISTRIBUTION

April 6, 2009

FOR IMMEDIATE RELEASE - Beaumont, Texas - The Board of Directors of FIRSTPLUS Financial Group, Inc. (“Company”) (Pink Sheets: FPFX.PK) announced the Company is working with its stock transfer agent to make a distribution to shareholders of certain funds held by FirstPlus Financial Group, Inc. Grantor Residual Trust.

###